VALIC COMPANY I

Supplement to Statement of Additional Information dated January 11, 2005

On page 17, under the caption "Emerging Markets, Foreign Securities," the Blue Chip Growth Fund (up to 5% of total assets) may make investments in companies domiciled in emerging market countries.

Dated: January 27, 2005